Exhibit 99.2
1 Raymond James & Associates Bank Conference Chicago, Illinois August 10, 2011 August 10, 2011 August 10, 2011 August 10, 2011 August 10, 2011

2 FORWARD-LOOKING INFORMATION During the course of our remarks today, we will make certain predictive statements regarding our plans and strategies and anticipated financial effects to assist you better in understanding our company. These forward looking statements about future results are subject to risks and uncertainties. Refer to our periodic reports on file with the SEC and the slides at the end of this presentation regarding forward- looking statements for further detail in this regard.

Today's Presentation Who we are Where we have been-how we got here Where we are going Summary financial results Questions 3

4 Who We Are Nearly twenty year-old community focused banking organization with approximately $15 billion in assets Fifteen community banks with strong ties to local residents and business leaders in the Chicago and Milwaukee metropolitan markets 9 de novo charters established since 1991 13 bank acquisitions since the 4th qtr 2003, including 6 FDIC-assisted acquisitions in 2010/2011 (some were merged into existing charters) A small branch acquisition completed in October 2010 in Naperville, IL. Total deposits acquired were approximately $23 million Pending acquisition of Elgin State Bank 95 existing banking locations In our early years and by design, the vast majority of customers don't even know Wintrust exist -- as you will see later, this is changing

5 Who We Are - Company Overview Community Banking Specialty Finance Wealth Management Fifteen community banks Chicago and Milwaukee metropolitan markets 95 locations Full product suite - home equity, home mortgage, consumer, real estate and commercial loans, safe deposit facilities, ATMs, & internet banking Wintrust Mortgage Corporation National mortgage production capabilities with focus on Chicago metropolitan area Two finance companies - premium finance and account receivables Loan production to optimize banks' balance sheets First Insurance Funding P&C Life Insurance Tricom- Temporary help industry processing and financing Other niches (including airplanes, housing associations, franchise lending, mortgage warehouse lending - to name a few) Restarting the indirect auto lending program Wayne Hummer acquired in 2002, and 3 subsequent acquisitions $12 bn in AUM Brokerage, asset management and trust capabilities Commercial Banking HAVE IT ALL - Big Bank Resources, Community Bank Service Chicago and Milwaukee downtown lending offices All community banks Full product suite - commercial loans, treasury management, lock box services, international Focus on middle- market C&I Added over 50 new lenders since the beginning of 2009.

6 Asset Growth - Internal / Acquired (in millions)

7 Banking Locations

Wintrust Banks: Beginning of 2010

Wintrust Banks - Current Footprint

Wintrust Banks - Planned Expansion Wintrust Banks - Planned Expansion

11 Chicago and Milwaukee metropolitan markets Initially focused on high net worth areas. Have since moved into broader market Flexibility to continue to profitably penetrate broader market Downtown Chicago focusing on corporate and commercial customers Positioned as local alternatives to the "Big Banks" We know our communities extremely well Personalized service, creative marketing and employee involvement Have taken advantage of big-bank consolidation and market dislocation to grow quickly Vigorously defend and grow market share Who We Are - Core Strategy Good Markets Consistent strategy for nineteen plus years Community Focused Market Share Growth

12 Funding Assets Who We Are - Operating Strategy Loan-to-deposit ratio 85% - 90% Generate ~ two-thirds of loan volume from banks Remaining loan volume from niche businesses First Insurance Funding Tricom Other (including housing associations, franchise lending, mortgage warehouse lending, indirect auto -- to name a few) Consistent, conservative credit standards Manage risk through portfolio diversification and decentralized structure Minimal "nuisance fees", if at all Same or better products and delivery - differentiate with service Technology as the great equalizer Strong, diversified funding base Recent markets have proven the value of that approach Franchise is built on deposit funding 87% of total funding Substantially all deposits are customer generated Approximately 6% traditional brokered deposits Goal is to be top two in both deposit market share and household penetration in each banks' local market area

13 Deposit Market Share-Chicago MSA As of June 30, 2010 and 2009 At June 30, 2009 At June 30, 2010 In-market Deposit In-market Deposit 2010 Deposit Market Deposit Market Rank Bank Holding Company Dollars Share % Dollars Share % JP Morgan Chase & Co. ** $ 45.0 BB 15.8% $49.2 BB 17.4% Bank of America ** $ 33.2 BB 11.7% $32.0 BB 11.3% Bank of Montreal ** $ 24.4 BB 8.6% $26.7 BB 9.4% PNC Financial Services Group** $ 11.3 BB 4.0% $12.9 BB 4.6% Northern Trust Corporation $ 13.3 BB 4.7% $12.7 BB 4.5% Wintrust Financial Corp. $ 8.7 BB 3.1% $10.2 BB 3.6% PrivateBancorp, Inc. $ 7.5 BB 2.7% $ 9.0 BB 3.2% Fifth Third Bancorp ** $ 8.6 BB 3.0% $ 8.9 BB 3.1% Source: FDIC Website - Summary of Deposits as of June 30, 2010 and 2009 Market share data is for the Chicago Metropolitan Statistical Area ** - Corporate Headquarters is out-of-state A Leading Chicago bank

How We Got Here 14

Consistent Strategy – Changing Tactics

CREDIT CYCLE

Healthy (1991-2005) → Storm Clouds Gather (2006-07) → The Perfect Storm (2008) → Stabilization (2009) → Restrained Recovery (2010-11)

WINTRUST TACTICS

Organic & Acquisition Growth

- 7 traditional bank acquisitions since 2003
- 9 de novo charters since 1991

Warning signs 1Q'06

- Disadvantageous yield curve
- Loosened credit standards
- Credit spreads moved to unacceptable levels

"Rope - A – Dope"

- Slowed growth
- Maintained extremely conservative underwriting
- Reduced relative cost of funds
- Controlled expenses

Capital & TARP-CPP

- Focused on minimizing dilution to shareholders
- Q3'08 – raised $50 mm of convertible preferred
- Dec. '08 - $250 mm TARP-CPP

"Off the Ropes"

- Life insurance premium finance acquisition
- PMP acquisition (in late Dec '08)
- Over 50 new lenders hired since Jan '09
- Loans ↑ $800 mm in 2009
- Deposits ↑ $1.5 bn in 2009

Organic & Acquisition Growth

- Take advantage of "dislocation"
- Consistent loan growth – approx. $1.5 billion since 2009
- 6 FDIC-assisted transactions
- Acquired 1 branch in Naperville,
- Acquired asset management firm with approx. $2.4 bn in AUM
- Pending acquisition of Elgin State Bank
- Raised capital-RETIRED TARP

Compound Annual Growth Rates

	1991-2005	2006-2007	2007-2008	2008-2009	2009-2010
Asset Growth	43.4%	-2.1%	13.8%	14.6%	14.4%

16 Compound Annual Growth Rates Through 2005 (Years ended December 31, 2005) 1 year 2 year 3 year 4 year 5 year Revenues 27.6% 26.8 25.0% 31.8% 31.4% Net Income 30.5 32.6 34.0 38.1 43.1 EPS (diluted) 17.5 17.9 19.8 21.3 27.1 Assets 27.4 31.2 30.0 31.9 31.2 Loans 19.9 25.7 26.8 26.8 27.5 Deposits 31.8 31.8 29.6 30.6 29.8

17 Storm Clouds and What We Expected Storm Clouds Gather in 2006 Disadvantageous yield curve Loosened credit standards Credit spreads moved to unacceptable levels Opportunities for those with dry powder Lending opportunities Acquisition opportunities for bruised banks and asset generators Need to be first out ^ cannot be burdened by a troubled loan portfolio, lack of funding or capital "It's times like this where money returns to its rightful owners"

18 The "Rope-a-Dope" Strategy 2006 Through 3rd Quarter 2008 No change in loan underwriting - do not chase the herd!! Slow growth Shrink larger banks (run-off of CD-only customers) Grow newer banks Reduce relative cost of funds Discipline Mix Get paid for making loans - hand out credit with an eye dropper Control expenses Hunker down and ride it out

19 Rope-a-Dope Timing and TARP Capital was always key in the timing as to when to move off of our defensive strategy. In the third quarter of 2008 and in anticipation of moving off of our defensive strategy, we raised $50 million of convertible preferred stock through a private placement. This capital provided us with a cushion to our already well capitalized position as well as the capacity to slowly get back on offense. Immediately after closing, the TARP Capital Purchase Program was announced. We applied and received $250 million in the last weeks of 2008. TARP-Capital Purchase Program funds provided for a head start in our plans.

20 So How Did Wintrust Fare?? Remained profitable throughout the cycle. We have taken advantage of the many opportunities which are always present in adverse credit cycles Dislocated people Dislocated assets Dislocated banks Core Financial Goals Increase core earnings Move bad assets out

21 Taking Advantage of Dislocations Dislocated People Dislocated Assets Dislocated Banks FIFC purchased a portfolio of domestic life insurance premium finance loans and certain related assets from indirect wholly-owned subsidiaries of AIG Aggregate balance of approximately $1.03 billion Purchase price of $746 million Resulting discount of $287 million Pre-tax bargain purchase price gain of $167 million First purchase: July 28, 2009 Smaller, second purchase: October 2, 2009 Since April 2010, acquired six failed banks from the FDIC - they cover the majority of losses Very disciplined bids- $43 million in Bargain Purchase Gains (BPG) recorded in 2010/2011 and at least $21 million BPG pending Immediately accretive to earnings Strategic as we moved into contiguous markets not served by us We intend to assimilate and then aggressively grow these acquisitions to be market leaders Acquired a branch with $23 million in deposits in Naperville, IL in 2010 Acquired 3 bank facilities from the FDIC Set up downtown Chicago office to capture core commercial and industrial (C&I) business Added 50+ lenders since the beginning of 2009 added throughout the organization Adding talented staff in other areas to support our growth and to stay out in front on product delivery systems and regulatory changes.

FDIC-Assisted Transactions 22 Bank Date of Acquisition Number Of Branches Fair Value of Asset Acquired (in 000s) Fair Value of Loans Acquired (in 000s) Fair Value of Liabilities Acquired (in 000s) Bargain Purchase Gain Lincoln Park 4/23/2010 4 157,078 103,420 192,018 $4.2MM Wheatland 4/23/2010 1 343,870 175,277 415,560 $22.3 MM Ravenswood 8/6/2010 2 173,919 97,956 122,943 $6.8 MM Community First Bank 2/4/2011 1 50,891 27,332 49,779 $2.0 MM The Bank of Commerce 3/25/11 1 173,986 77,887 168,472 $8.6 MM Total through 2Q11 9 899,744 481,872 948,772 $43.9 MM First Chicago Bank 7/8/11 7 TBD TBD TBD At least $21 MM

23 Consolidated Net Income (before Preferred Dividends, in 000s)

24 Annual "Core Pre-tax Earnings" (in 000s) (* - Annualized) "Core Pre-tax Earnings" are calculated by removing from reported Pre-tax earnings the following categories: Provision for Credit Losses; OREO Related Costs; Mortgage Recourse Obligations on Loans Previously Sold; Covered Loan Expense; Bargain Purchase Gains; Trading Gains or Losses; and Securities Gains or Losses. Further information regarding the calculation methodology is available in our news release filed on Form 8-K dated July 27, 2011 under the section titled "Supplemental Financial Measures/Ratios".

LOAN GROWTH (excluding Loans Held for Sale) 25 (in millions) 5 year CAGR = 13.8% 2006-2010

26 Non-Performing Asset Ratio Wintrust vs. Peer Group Peer Group Data is per the Federal Reserve's Bank Holding Company Performance Report

27 Net Charge-offs Ratio Wintrust vs. Peer Group Peer Group Data is per the Federal Reserve's Bank Holding Company Performance Report

28 Capital Summary Enhance and maintain strong capital ratios 12/31/09 12/31/10 6/30/11 Tier 1 Risk-based capital 11.0% 12.5% 12.3% Total capital ratio 12.4% 13.8% 13.5% Leverage ratio 9.3% 10.1% 10.3% Tangible common equity ratio 4.7% 8.0% 7.9% Provide flexibility for growth Organic growth & lending opportunities Portfolio and business acquisitions 2010 Capital Activity March 2010 - Sale of Common Stock (+$210 mm) December 2010- Sale of Common Stock and TEUs (+$327 mm) Repaid TARP-CPP in December 2010 (-$250 mm)

Financial Overview - Wintrust Has Consistently Grown Tangible Book Value Per Share Through Cycles Tangible Common Book Value Per Share $26.66* * Proforma assuming tangible equity units convert at a maximum price of $37.50

30 Financial Overview - Capital Components (in millions) - Common Shareholders Equity - Trust Preferred Securities - Subordinated Debt - Preferred Securities

Wintrust Strategy for 2011 and Beyond Back to the Future 31

32 Back to the Future Strategy for 2011 and Beyond This cycle isn't over yet so we need to proceed cautiously in all of our endeavors Continue to increase core earnings Continue to expeditiously remove problem assets from the balance sheet Plan is to return to the growth mode experienced in the first 15 years of our existence with an overriding emphasis on achieving superior profitability Organic growth New hires Chicago office Selective, opportunistic acquisitions in all areas of our business Continue to locate "dislocations" in the market and take advantage of them Never take our eye off the major operating tenet that made us successful throughout the years-Service, Service, Service

Expected Core Pre-tax Earnings Improvements Subject to market and other conditions, including interest rate environments, and other factors influencing growth, pre-tax, pre-provision earnings could benefit from the following: "Core pre-tax earnings" run rate of $201 million in the 1st Qtr 2011 and $212 million in the 2nd Qtr 2011 Tactics: Continued deposit re-pricing Organic growth Liquidity re-deployment Income from additional acquisitions 33

Organic Growth and Branding Organic Growth-going back to pre Rope-A-Dope model Expect each bank to grow $75 million per year Expect each bank to open a branch every two years The Wintrust Brand By design becoming more prevalent and recognized over the last two years Wintrust Wealth Management, Wintrust Mortgage Co., Wintrust Commercial Banking We will offer full affiliate banking to all of our customers by late summer Each of our banks will take on the sub-brand of "A Wintrust Community Bank" in order to take advantage of our network Will not lose positioning of the local alternative to the big banks Rather, we are a consortium of community banks that give customers the best of all worlds-community banks service with big bank products "Have it All" 34

35 Penetrate new markets with community banking model Within 11/2 hours of Wintrust headquarters Acquired entities with existing management that wish to continue to grow Acquisitions in specialty finance and wealth management Must complement existing franchise, be a strategic new business line, or add/improve customer products and services Evaluating FDIC-assisted and unassisted bank deals Completed six FDIC-assisted transactions since April 2010 Acquired a separate branch location in Naperville, IL in October 2010 through an unassisted transaction Entered into a definitive agreement to acquire a bank in Elgin, IL Focus on earnings accretion and improving franchise value Growth Strategy - Expansion

Why Invest in Wintrust? Managing well through the cycle-consistently profitable with strong core earnings growth Asset quality position is manageable and better than peer group and should allow us to be first out of this cycle Strong capital position-NO TARP overhang Enviable core deposit franchise in market area Differentiated, highly diversified and sustainable business model Well positioned to take advantage of industry consolidation We believe our stock is underpriced relative to current market metrics and relative positioning among local peers 36

Supplemental Financial Data

38 Total Assets (in millions)

39 Historical Growth

40 Asset Growth of Banks by Year (in millions)

41 Net Interest Margin (fully taxable equivalent)

42 Revenue Growth by Quarter (excluding Bargain Purchase Gains recorded in 3Q09 through 2Q11) - Net interest income - Non-interest income (in 000s)

43 EPS Growth Annual Quarterly 4th Quarter and full year 2010 amounts exclude $(0.33) and $(0.36) per diluted common share as a result of the deemed preferred stock dividend resulting from the repurchase of the TARP-CPP preferred stock.

44 Net Overhead Ratio & Efficiency Ratio

45 Loan Portfolio Composition As of June 30, 2011 - $10.3 Billion (excludes loans held for sale) Commercial and Industrial Premium Finance - Life Insurance Res. R/E Home Equity Other Other Commercial Niches Commercial Real Estate Premium Finance - Commercial Covered Loans

46 Ending Loan-to-Deposit/Secured Borrowing Ratio* (excludes loans held for sale) *Includes $600 million of secured borrowing related to the commercial premium finance loan securitization for which the related loans are recorded on the balance sheet beginning in 2010.

47 Non-Performing Assets to Total Assets (NPAs include NPLs and OREO and exclude covered loans) Assets in millions Peer Group-2003 = 0.58% Peer Group-2004 = 0.45% Peer Group-2005 = 0.42% Peer Group-2006 = 0.43% Peer Group-2007 = 0.80% Peer Group-2008 = 1.97% Peer Group-2009 = 3.16% Peer Group-2010 = 2.77% Peer Group Data is per the Federal Reserve's Bank Holding Company Performance Report

48 Net Charge-offs to Total Average Loans Loans In millions Peer Group-2003 = 0.33% Peer Group-2004 = 0.21% Peer Group-2005 = 0.18% Peer Group-2006 = 0.15% Peer Group-2007 = 0.27% Peer Group-2008 = 1.10% Peer Group-2009 = 2.33% Peer Group-2010 = 2.04% 0.31% Peer Group Data is per the Federal Reserve's Bank Holding Company Performance Report annualized

FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as "intend," "plan," "project," "expect," "anticipate," "believe," "estimate," "contemplate," "possible," "point," "will," "may," "should," "would" and "could." Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management's expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, which may include, but are not limited to, those listed below and the Risk Factors discussed under Item 1A of the Company's 2010 Annual Report on Form 10-K and in any of the Company's subsequent SEC filings. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company's future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time, and management's long-term performance goals, as well as statements relating to the anticipated effects on financial condition and results of operations from expected developments or events, the Company's business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following: 49

50 FORWARD-LOOKING STATEMENTS (cont.) • negative economic conditions that adversely affect the economy, housing prices, the job market and other factors that may affect the Company's liquidity and the performance of its loan portfolios, particularly in the markets in which it operates; • the extent of defaults and losses on the Company's loan portfolio, which may require further increases in its allowance for credit losses; • effects of the potential delay or failure of the U.S. federal government to pay its debts as they become due or make payments in the ordinary course; • estimates of fair value of certain of the Company's assets and liabilities, which could change in value significantly from period to period; • changes in the level and volatility of interest rates, the capital markets and other market indices that may affect, among other things, the Company's liquidity and the value of its assets and liabilities; • a decrease in the Company's regulatory capital ratios, including as a result of further declines in the value of its loan portfolios, or otherwise; • legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies, including those resulting from the Dodd-Frank Act; • restrictions upon our ability to market our products to consumers and limitations on our ability to profitably operate our mortgage business resulting from the Dodd-Frank Act; • increased costs of compliance, heightened regulatory capital requirements and other risks associated with changes in regulation and the current regulatory environment, including the Dodd-Frank Act; • changes in capital requirements resulting from Basel II and III initiatives; • increases in the Company's FDIC insurance premiums, or the collection of special assessments by the FDIC; • losses incurred in connection with repurchases and indemnification payments related to mortgages;

51 FORWARD-LOOKING STATEMENTS (cont.) • competitive pressures in the financial services business which may affect the pricing of the Company's loan and deposit products as well as its services (including wealth management services); • delinquencies or fraud with respect to the Company's premium finance business; • failure to identify and complete favorable acquisitions in the future or unexpected difficulties or developments related to the integration of recent or future acquisitions; • unexpected difficulties and losses related to FDIC-assisted acquisitions, including those resulting from our loss-sharing arrangements with the FDIC; • credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company's premium finance loans; • any negative perception of the Company's reputation or financial strength; • the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank; • the ability of the Company to attract and retain senior management experienced in the banking and financial services industries; • the Company's ability to comply with covenants under its securitization facility and credit facility; • unexpected difficulties or unanticipated developments related to the Company's strategy of de novo bank formations and openings, which typically require over 13 months of operations before becoming profitable due to the impact of organizational and overhead expenses, the startup phase of generating deposits and the time lag typically involved in redeploying deposits into attractively priced loans and other higher yielding earning assets; • changes in accounting standards, rules and interpretations and the impact on the Company's financial statements; • adverse effects on our operational systems resulting from failures, human error or tampering; • significant litigation involving the Company; and • the ability of the Company to receive dividends from its subsidiaries.

52 FORWARD-LOOKING STATEMENTS (cont.) Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward-looking statement made by or on behalf of Wintrust. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to release revisions to these forward- looking statements or reflect events or circumstances after the date of this press release. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases.

53 Questions